UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                               September 21, 2005
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                        CHINA DIRECT TRADING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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                FLORIDA                0-28331               84-1047159
      (State of Incorporation or (Commission File Number) (I.R.S. Employer
              organization)                               Identification No.)

                          12535 ORANGE DRIVE, SUITE 613
                              Davie, Florida 33330
                    (Address of principal executive offices)

                                 (954) 474-0224
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS. On September 21, 2005, China Direct Trading Corporation (China Direct) (Symbol: CHDT..OB) entered into an exclusive agency and distribution agreement (the "Agreement") with Complete Power Solutions ("CPS"), a Florida corporation its principal place of business at 4100 North Powerline Road, Building G, Unit 3, Pompano Beach, Florida 33073. Under the Agreement, China Direct will provide up to 600 UL-approved Chinese-manufactured electrical generators to CPS from time to time and as requested by CPS. CPS will resell the electrical generators to retail operations as well as end users like businesses or governmental entities in North America. The agreement is attached to this Report as Exhibit 10.1. Under the Agreement, the generators

On September 23, 2005, China Direct received a purchase order from CPS for delivery of up to 600 gasoline fueled, Chinese-manufactured electrical generators over the next 12 months. CPS has placed its initial order under that purchase order on September 23, 2005, for 100 generators, which generators must be UL approved under the terms of the Agreement before shipment and purchase. Until UL approval is obtained, the initial order for 100 generators cannot be shipped. Such approval has been requested by the Chinese manufacturer. UL approval may take 2 to 4 months, or more, to obtain. While China Direct does not know of any reason why UL approval will not be obtained, there can be no assurances that the generators will be UL approved. The average purchase price of generators covered by CPS commitment ranges from $5,000 to $8,000 per generator.

Attached as Exhibit 99.1 to this Report is a press release about the above order and the Agreement. The attached press release is not "filed" for purposes of
Section 18 of the  Securities  Exchange Act of 1934,  as amended  (the  Exchange
Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATES AND EXHIBITS

(c) EXHIBITS

The following exhibits are filed with this Report:

EXHIBIT NUMBER                      DESCRIPTION

EXHIBIT #10.1: Exclusive Agency and Distribution Agreement, dated September 21, 2005, and by and between China Direct Trading Corporation and Complete Power Solutions.

EXHIBIT 99.1 Press Release, dated September 23, 2005, announcing the Exclusive Agency and Distribution Agreement, dated September 21, 2005, and by and between China Direct Trading Corporation and Complete Power Solutions and a Purchase Order for $5 million of UL-approved, gasoline fueled, Chinese-made electrical generators under the aforesaid agreement.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CHINA DIRECT TRADING
                                   CORPORATION

                              Date: September 23,  2005

                              By: /s/ Howard Ullman
                              Howard Ullman, Chief
                              Executive Officer and
                              President and Chairman